Northwestern Mutual Series Fund, Inc.

Supplement Dated March 15, 2024 to the
Statement of Additional Information Dated May 1, 2023
This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2023, as supplemented June 7, 2023, July 25, 2023, October 12, 2023, and December 28, 2023. You should read this Supplement together with the SAI.
Fee Update – Small Cap Growth Stock Portfolio, Large Cap Core Stock Portfolio, Index 600 Stock Portfolio, Index 400 Stock Portfolio
Effective April 1, 2024, the SAI is amended by replacing the fifth and sixth sentences of the paragraph relating to the sub-advisory fees for Wellington Management Company LLP (“Wellington Management”) relating to the Small Cap Growth Stock Portfolio and Large Cap Core Stock Portfolio that appears on page B-66 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:
“For services to the Small Cap Growth Stock Portfolio, Mason Street Advisors pays Wellington Management a fee based on the average daily net assets of the Portfolio at the following rates: 0.40% of the first $150 million of assets, 0.37% of the next $150 million of assets, and 0.35% on asset over $300 million. For services to the Large Cap Core Stock Portfolio, Mason Street Advisors pays Wellington Management a fee based on the average daily net assets of the Portfolio at the following rates: 0.18% of the first $250 million of assets, 0.16% of the next $750 million of assets, and 0.15% on asset over $1 billion.”
Effective April 1, 2024, the SAI is further amended by replacing the fourth and fifth sentences of the paragraph relating to sub-advisory fees for Northern Trust Investments, Inc. (“Northern Trust”) relating to the Index 400 Stock Portfolio and Index 600 Stock Portfolio that appears on page B-65 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:
“For the services provided for the Index 400 Stock Portfolio, Mason Street Advisors pays Northern Trust a fee at the annual rate of 0.0275% of the Portfolio’s net assets on the first $1 billion and 0.015% on assets over $1 billion. For the services provided for the Index 600 Stock Portfolio, Mason Street Advisors pays Northern Trust a fee at the annual rate of 0.04% of the Portfolio’s net assets on the first $500 million and 0.03% on assets over $500 million.”
Appendix D – Portfolio Managers Update – Domestic Equity Portfolio
Effective in July 2023, Robert A. Vogel, Jr. no longer serves as a co-portfolio manager for the Domestic Equity Portfolio (the “Portfolio”). Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-98 is amended to remove the row relating to Mr. Vogel.
Appendix D – Portfolio Managers Update – Research International Core Portfolio
John Mahoney has joined Camille Humphries Lee and Nicholas Paul as a co-portfolio manager of the Research International Core Portfolio (the “Portfolio”). Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-98 is amended to add the following information for Mr. Mahoney (such information is effective as of December 31, 2023).

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John Mahoney	Research International Core Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts
As of December 31, 2023, Mr. Mahoney did not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Research International Core Portfolio.
Appendix D – Portfolio Managers Update – International Equity Portfolio
Keiko Horkan no longer serves as a co-portfolio manager for the International Equity Portfolio (the “Portfolio”) and Sophie Chen has joined Roger G. Kuo, Mario C. DiPrisco, Englebert T. Bangayan, Raymond J. Mertens, and Paritosh Somani as a co-portfolio manager of the Portfolio. Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-98 is amended to remove the row relating to Ms. Horkan and add the following information for Ms. Chen (such information is effective as of December 31, 2023).
Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sophie Chen	International Equity Portfolio	1 registered investment company with $296 million in total assets under management	1 other pooled investment vehicle with approximately $25 million in total assets under management	No other accounts
As of December 31, 2023, Ms. Chen did not own any Northwestern Mutual variable annuities or variable life contracts with investments in the International Equity Portfolio.
Please retain this Supplement for future reference.